SUPPLEMENT DATED AUGUST 11, 2003
TO PROSPECTUS DATED MAY 1, 1989
AS SUPPLEMENTED MAY 1, 2003

THE EQUITY PROTECTOR

Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

The following is added to the paragraph on page 15 of the Prospectus under the section entitled “Payment and Allocation of Premiums – Premiums – Payment of Premiums:"

        If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-851-9777 for instructions on wiring federal funds to us.

Name change – Great Companies – Global2 portfolio

Effective September 15, 2003, the Great Companies – Global2 portfolio will change its name to Templeton Great Companies – Global2. Templeton Investment Counsel, LLC (“Templeton”) will become a co-sub-adviser with Great Companies, L.L.C. (“Great Companies”). Templeton will assume responsibility for the non-U.S. investments of the portfolio and Great Companies will maintain responsibility for the U.S. equity investments of the portfolio.

AG00375-8/03